                                                                                                                         Execution Copy

                                                         EMPLOYMENT AGREEMENT

                  This EMPLOYMENT AGREEMENT (this "Agreement") is dated as of May 17, 2004, by and among O'Sullivan  Industries,  Inc., a Delaware  corporation  (the  "Company"),  Robert Parker (the  "Executive"),  and  O'Sullivan  Industries  Holdings,  Inc., a Delaware
corporation  ("Holdings").  Capitalized  terms used but not otherwise  defined herein shall have the meaning  ascribed to such terms in
Section 7.

                  WHEREAS,  the Company and the  Executive  desire to enter into an  agreement  to provide  for the  employment  of the
Executive as Chief Executive Officer of the Company pursuant to the terms and conditions set forth herein.

                  WHEREAS,  pursuant to the terms of the  Executive  Stock  Agreement,  dated as of the date  hereof,  by and among the
Company,  Holdings,  BRS and the Executive (as amended,  restated or modified from time to time, the "Executive Stock Agreement"),  the
Executive purchased  (i) certain shares of Holdings' Class B common stock $0.01 par value (the "Common Stock"),  (ii) certain shares of
Holdings'  Series B Junior  Preferred Stock $0.01 par value (the "Series B Preferred")  and (iii) certain shares of Holdings'  Series C
Junior  Preferred  Stock $0.01 par value (the "Series C Preferred" and together with the Series B Preferred,  the  "Preferred  Stock"), and the Common Stock and the Preferred  Stock  purchased  hereunder  together with any  additional  shares of capital stock of Holdings acquired by the Executive  after the date hereof and any options  exercisable  into shares of capital stock of Holdings  granted to the
Executive  through  the date of  termination  of this  Agreement  pursuant  to Section  1(d) shall  hereinafter  be  referred to as the
"Executive Shares".

                  WHEREAS, as a condition to the execution of the Executive Stock Agreement,  the Executive has (i) become party to the
Stockholders  Agreement  by and among  Holdings,  BRS and the  stockholders  of  Holdings,  dated as of November  30, 1999 (as amended, restated or modified from time to time, the  "Stockholders  Agreement") and (ii) agreed to be bound by the provisions of this Agreement including, but not limited to, the provisions of Sections 4, 5 and 6 of this Agreement.

                  NOW, THEREFORE, in consideration of the mutual undertaking contained herein, the parties hereto agree as follows:

1.       Employment.

(a)      Employment.  The Company agrees to employ the Executive,  and the Executive hereby accepts  employment with the Company,  upon the terms and  conditions  set forth in this  Agreement  for the period  beginning on the date hereof and ending as provided in Section
1(d) (the "Employment Period").

(b)      Position and Duties.

(i)      The Executive agrees to serve as the Chief Executive Officer of the Company under the supervision and direction of the Board.

(ii)     For so long as the Executive is the duly elected and acting Chief  Executive  Officer of the Company,  he shall be entitled to serve as a member of the Board.  In the event the Executive's  employment with the Company is terminated for any reason,  such directorship shall automatically terminate effective as of the date of such termination.

(iii)    The Executive  shall devote his best efforts and  substantially  all of his business time and attention  (except for permitted vacation  periods and reasonable  periods of illness or other incapacity  which does not constitute  permanent  disability) to the  business  and affairs of the Company and its  Subsidiaries  except as may be agreed to in writing by BRS.  The  Executive shall  perform his duties and  responsibilities  to the best of his  abilities in a diligent,  trustworthy,  businesslike  and efficient manner.

(c)      Base Salary and Benefits.

(i)      During the Employment  Period,  Executive's base salary shall be $1,000,000 per annum (the "Base Salary"),  which salary shall be payable  in regular  installments  in  accordance  with the  Company's  general  payroll  practices.  Following  the second anniversary  of the date hereof,  Executive's  salary (and other  benefits)  will be reviewed by the Board annually and may be increased  (but not  decreased)  from time to time as the Board may  determine  based upon  performance  and other  reasonable factors.

(ii)     For each fiscal year during the  Employment  Period,  the  Executive  shall be eligible to receive a bonus of up to 50% of the
         Base Salary, subject to the achievement of certain performance targets to be determined by the Board.

(iii)    In addition to the Base Salary and any bonuses  payable to the Executive  pursuant to this Section 1(c),  the Executive  shall be entitled,  during the Employment  Period,  to  participate  in all of the employee  benefit  programs  (including,  without limitation,  medical and disability) for which executive  employees of the Company or its Subsidiaries are generally  eligible on the same terms and  conditions as such  executive  employees.  To the extent these  programs do not provide  benefits which are  substantially  similar to those  provided to the  Executive  under the benefit  programs of his previous  employer as set forth on Schedule 1 attached  hereto,  the Company shall compensate the Executive in such a manner as to provide the Executive the economic benefit of these programs (the benefits  described in this Section 1(c)(iii) are collectively  referred to as the
         "Benefits").

(iv)     The Company shall  reimburse the Executive for all reasonable  expenses  incurred by him during the  Employment  Period in the course of performing his duties under this Agreement  which are consistent with the Company's and its  Subsidiaries'  policies in effect from time to time with respect to travel,  entertainment  and other  business  expenses,  subject to the Company and its Subsidiaries' requirements with respect to reporting and documentation of such expenses.

(v)      All amounts payable to the Executive as compensation hereunder shall be subject to all required withholding by the Company.

(d)      Term.

(i)      The Employment  Period shall end on the second  anniversary of the date hereof (the "Initial  Employment  Period");  provided, that the  Employment  Period  shall  automatically  be renewed  for  successive  one-year  periods,  unless the Company or the
         Executive  gives the other party written notice of the election not to renew the  Employment  Period at least 30 days prior to the expiration of the Employment  Period;  provided further,  that (A) the Employment Period shall be terminated prior to such date  upon (x) the  Executive's  death or  permanent  disability  or (y) the  Executive's  voluntary  resignation  and (B) the
         Employment  Period  may be  terminated  prior to such  date by the  Company  for any  reason  (and so long as the  Executive's employment is  terminated  other than for Cause,  the Company  shall give the Executive 30 days prior written  notice which 30 day period shall be credited toward the Severance Period described below).

(ii)     If the  Employment  Period is  terminated by the Company for Cause or by reason of the  Executive's  death or disability or by the  Executive's  voluntary  resignation  other than within 30 days  following a Good Reason  Event,  the  Executive  shall be entitled  to all  previously  earned and accrued but unpaid  Base  Salary  through the date of  termination,  but shall not be entitled to any further Base  Salary,  any bonus or Benefits  for the  remainder  of that year or any future  year,  or to any severance compensation of any kind, nature or amount.

(iii)    Subject to paragraph  1(d)(iv),  if the  Employment  Period is terminated by the Company other than pursuant to paragraph (ii)
         above or by the  Executive  within  30 days  following  a Good  Reason  Event,  the  Executive  shall be  entitled  to (A) all previously  earned and accrued but unpaid  Base  Salary up to the date of such  termination  and Base Salary for the longer of
         (x) a  period  of  twelve  (12)  months  following  the  date of such  termination  or (y) the  period  from  the date of such termination until the end of the Initial Employment Period (such longer period,  the "Severance  Period") and (B) Benefits for the Severance  Period;  provided,  that the Executive shall not be entitled to any bonus for the remainder of that year or any
         Base Salary, bonus or Benefits after the termination of the applicable Severance Period.

(iv)     The Executive agrees that the Executive shall be entitled to the payments  provided for in paragraph  1(d)(iii) if and only if the Executive has not breached as of the date of termination  of the  Employment  Period the provisions of Sections 4, 5 and 6 hereof and does not breach  such  sections  at any time during the period for which such  payments  are to be made;  provided, that the  Company's  obligation  to make such  payments  will  terminate  upon the  occurrence  of any such breach during such
         Severance Period.

(v)      Any  payments  pursuant to this  Section 1(d)  shall be made in monthly  installments  on the payment  dates on which the Base
         Salary would have otherwise been paid if the  Employment  Period had continued,  and as of the date of the final such payment, none of the Company or any of its Subsidiaries  shall have any further  obligation to Executive  pursuant to this Section 1(d)
         except as provided by law.

(vi)     The Executive  hereby agrees that no severance  compensation  of any kind,  nature or amount shall be payable to the Executive except as expressly set forth in this  Section 1(d),  and except for such payments,  the Executive hereby  irrevocably  waives any claim for severance compensation.

2.       Repurchase Option

                           The Executive agrees that the Executive  Shares shall be subject to repurchase  pursuant to the terms of the
Executive Stock Agreement.

3.       Restrictions on Transfer.

(a)      The certificates representing the Executive Shares will bear the following legend:

                  "THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
                  OF 1933, AS AMENDED (THE "ACT"),  AND MAY NOT BE SOLD OR  TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE
                  REGISTRATION  STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION  THEREUNDER.  THE SECURITIES
                  REPRESENTED BY THIS  CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL  RESTRICTIONS  ON TRANSFER,  CERTAIN
                  REPURCHASE  OPTIONS AND CERTAIN OTHER  AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AGREEMENT  BETWEEN
                  THE COMPANY AND THE SIGNATORY  THERETO DATED AS OF MAY 17, 2004 AND A STOCKHOLDERS  AGREEMENT  AMONG
                  THE COMPANY  AND CERTAIN  OTHER  PARTIES  THERETO  DATED AS OF  NOVEMBER  30,  1999.  A COPY OF SUCH
                  AGREEMENT  MAY BE  OBTAINED  BY THE  HOLDER  HEREOF AT THE  COMPANY'S  PRINCIPAL  PLACE OF  BUSINESS
                  WITHOUT CHARGE."

(b)      The Executive  Shares are subject to the  restrictions on transfer set forth in the  Stockholders  Agreement and the Executive
Stock Agreement.

4.       Confidential  Information.  The Executive  acknowledges that the information,  observations and data obtained by the Executive while  employed  by the  Company  or any of its  Subsidiaries  concerning  the  business  or affairs of  Holdings,  the  Company or any
Subsidiary  ("Confidential  Information")  are the property of  Holdings,  the Company or such  Subsidiary.  Therefore,  the  Executive agrees that during the time he is employed by the Company and its  Subsidiaries  and for a period of five years thereafter he shall not disclose to any unauthorized  person or use for his own account any Confidential  Information  without the prior written consent of the
Board,  unless and to the extent that the  aforementioned  matters become  generally known to and available for use by the public other than as a result of the  Executive's  acts or omissions to act. The Executive  shall deliver to the Company at the  Termination,  or at any other time the Company may  request,  all  memoranda,  notes,  plans,  records,  reports,  computer  tapes and  software  and other documents and data (and copies thereof) relating to the Confidential  Information,  Work Product (as defined below) and the business or affairs of the Company or any Subsidiary which he may then possess or have under his control.

5.       Inventions  and  Patents.  The  Executive  agrees  that all  inventions,  innovations,  improvements,  developments,  methods, designs,  analyses,  drawings,  reports,  and  all  similar  or  related  information  which  relates  to the  Company's  or any of its
Subsidiaries'  actual or  anticipated  business,  research  and  development  or existing or future  products or services and which are conceived,  developed or made by the Executive while employed by the Company or any of its Subsidiaries  ("Work Product") belong to the
Company or such  Subsidiary.  The Executive  will promptly  disclose such Work Product to the Board and perform all actions  reasonably requested by the Board (whether  during or after the Employment  Period) to establish and confirm such  ownership  (including,  without limitation, assignments, consents, powers of attorney and other instruments).

6.       Nonsolicitation; Noncompetition.

(a)      Nonsolicitation  of  Customers.  During the Covenant  Period,  the Executive  shall not,  directly or  indirectly,  on his own behalf or on behalf of any other  Person,  solicit or call upon any  Customer  (as  defined  herein)  for the  purpose  of, or with the intention  of,  selling or  providing  to such  Customer  any product or Service in  competition  with any  product or Service  sold or provided  by the  Company  or any of its  Subsidiaries  during  the  one-year  period  immediately  preceding  the  termination  of the
Executive's  employment  with the Company and its  Subsidiaries.  For the purposes of this  Section 6, a "Customer"  is any Person with whom the Executive has had direct contact and to whom the Company or any of its Subsidiaries  has (i) provided  products or Services of the Company or any of its  Subsidiaries,  (ii) sent or  delivered a sales or Servicing  proposal or (iii)  actively  solicited  for the purpose of  providing to that Person any product or Service  sold or provided by the Company or any of its  Subsidiaries,  in each case during the one-year period immediately preceding the date of termination of the Executive's employment with the Company.

(b)      Nonsolicitation  of Employees.  During the Covenant  Period,  the Executive shall not,  directly or indirectly,  either on his own behalf or on behalf of any other  Person,  (i) induce or attempt to induce any  employee  of the Company or any  Subsidiary  of the
Company to leave the employ of the Company or such  Subsidiary,  or in any way interfere with the  relationship  between the Company or any  Subsidiary  of the Company and any employee  thereof or (ii) hire any person who was an employee of the Company or any  Subsidiary of the  Company  within the last twelve  (12)  months  prior to the  termination  of  Executive's  employment  with the Company and its
Subsidiaries.

(c)      Noncompetition.  The  Executive  acknowledges  that as the Chief  Executive  Officer  of the  Company  he will have  executive responsibility  for all of the  Company's  and its  Subsidiaries'  Business  (as  defined  in  Section  7 below),  and chief  financial responsibility  for said Business  throughout  the United States and  internationally,  and that it is reasonable and necessary for the
Company to protect itself on such basis.  Accordingly,  during the Covenant  Period,  the Executive shall not,  directly or indirectly, either on his own  behalf or on behalf of any other  Person  who is, at the  time,  directly  or  indirectly  in  competition  with the
Business of any of the Company and its  Subsidiaries,  provide  Services in any state in the United  States in which any of the Company and its  Subsidiaries  sold or distributed  products or Services of any of the Company or its  Subsidiaries  during the one-year period immediately preceding the date of termination of the Executive's employment with the Company (the "Territory").

(d)      Acknowledgement.  The Executive acknowledges and agrees:

(i)      The  knowledge and  experience  the  Executive  will acquire  while an employee,  officer and executive of the Company and its
         Subsidiaries are of special,  unique and  extraordinary  character and that his position with the Company and its Subsidiaries will  place him in a  position  of  confidence  and trust  with the  Company's  (and its  Subsidiaries')  Customers  and other employees of the Company and its Subsidiaries;

(ii)     The  restrictions  contained in Sections 4, 5 and 6 of this  Agreement  are  reasonable as to duration and scope and are fully enforceable;

(iii)    The nature and periods of the  restrictions  imposed by the  restrictions  contained in Sections 4, 5 and 6 of this  Agreement are fair,  reasonable,  and  necessary  to protect  and  preserve  for the Company and its  Subsidiaries  the  benefits of the
         Executive's  employment  with the Company and its  Subsidiaries  and such  restrictions  will not prevent the  Executive  from earning a livelihood;

(iv)     The  Executive's  experience  and  capabilities  are such  that he can  obtain  employment  without  breaching  the  terms and conditions of this Agreement and his obligations under this Agreement will not prevent him from earning a livelihood;

(v)      The  Executive  will have special  knowledge,  contacts and  expertise  with respect to the  operations of the Company and its
         Subsidiaries,  and the Company would not enter into this  Agreement  without  obtaining  the  covenants and  agreements of the
         Executive  set forth in Sections 4, 5 and 6, which the  Executive  acknowledges  and agrees  reflect  reasonable  restrictions necessary and appropriate to protect the interests of the Company and its Subsidiaries.  In addition,  but for the Executive's willingness  to adhere  strictly to the  covenants  contained in Sections 4, 5 and 6, the Company,  Holdings and BRS would not have entered into the Executive  Stock  Agreement  described in the Preamble  hereto.  Further,  the  financial  consideration provided under this  Agreement,  including the sale of the Executive  Shares under the Executive Stock  Agreement,  is in part intended to be consideration for the covenants and agreements of the Executive set forth in Sections 4, 5 and 6.

7.       Definitions.  As used herein, the following terms shall have the following meanings:

                  "Board" means the board of directors of the Company.

                  "BRS" means Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership.

                  "Business" means the design,  manufacture,  distribution  and/or sale (including as such activity relates to Customer accounts) of furniture and cabinetry for home, garage and office.

                  "Cause"  means (i)  Executive's  continued  failure to perform  his duties to the  Company  and its  Subsidiaries  as reasonably  directed  by the Board,  (ii) a breach of the  Executive's  duty of  loyalty to the  Company  and its  Subsidiaries,  (iii)
Executive's  conviction  of a crime  involving an act of moral  turpitude or which  constitutes a felony in the  jurisdiction  in which
Executive is employed,  regardless of whether the crime involves the Company or any of its  Subsidiaries,  (iv) the willful  commission by the Executive of illegal conduct  involving  dishonesty or fraud with respect to the Company or any of its  Subsidiaries,  (v) gross negligence or willful  misconduct in the  performance of Executive's  duties of a material nature with respect to the Company or any of its  Subsidiaries,  (vi) breach of Section 4, 5 or 6 hereof or (vii) any other  material  breach of this  Agreement  by the  Executive.
Notwithstanding  the  foregoing,  no event shall give rise to "Cause"  without the Executive  first  receiving  written notice from the
Board and then having a reasonable opportunity to cure such event.

                  "Covenant  Period" means the time during which the Executive is employed by the Company and its  Subsidiaries and for
(i) in the event of  termination of the  Executive's  employment by the Company for Cause or as a result of the  Executive's  voluntary resignation other than within 30 days following a Good Reason Event, two years following the date of such  termination,  or (ii) in the event of termination of the  Executive's  employment by the Company  without Cause or by the Executive  within 30 days following a Good
Reason Event, the duration of the applicable Severance Period.

                  "Customer" has the meaning given to such term in Section 6(a).

                  "Fair  Value"  means for each share of Common  Stock,  the average of the  closing  prices of the sales of the Common
Stock on all  securities  exchanges  on which the Common  Stock may at the time be listed,  or, if there have been no sales on any such exchange on any day,  the average of the highest bid and lowest  asked  prices on all such  exchanges at the end of such day, or, if on any day the Common  Stock is not so listed,  the  average of the  representative  bid and asked  prices  quoted in the Nasdaq  National
Market System  ("Nasdaq  NMS") as of 4:00 p.m., New York City time, or, if on any day the Common Stock is not quoted in the Nasdaq NMS, the  average of the  highest  bid and lowest  asked  prices on such day in the  domestic  over-the-counter  market as  reported  by the
National  Quotation Bureau  Incorporated,  or any similar successor  organization,  in each such case averaged over a period of 21 days consisting  of the day as of which the Fair Value is being  determined  and the 20  consecutive  business days prior to such day. If at any time the Common Stock is not listed on any  securities  exchange or quoted in the Nasdaq NMS or the  over-the-counter  market,  the
Fair Value of each share of Common Stock shall be  determined by the Board in its good faith  judgment.  The "Fair Value" of each share of Preferred Stock shall be as determined by the Board in its good faith judgment.

                  "Good Reason Event" means, if during the Employment Period (i) the Executive experiences a substantial  diminution in
Executive's title or professional  responsibilities,  (ii) the Company requires the Executive to relocate from the greater metropolitan
Atlanta area, or (iii) there is a material  breach of this  Agreement by the Company.  Notwithstanding  the  foregoing,  no event shall give rise to a "Good Reason" without the Company first having a reasonable opportunity to cure such event.

                  "Original  Cost" with respect to one of the Executive  Shares means the amount for which the Executive  acquired such share or any capital stock exchanged for/converted into such share.

                  "Permitted Transferees" has the meaning given to such term in the Stockholders Agreement.

                  "Person"  means an  individual,  a  partnership,  a corporation,  an  association,  a joint stock company,  a limited liability  company, a limited liability  partnership,  a trust, a joint venture,  an unincorporated  organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Services" means services  substantially  similar to those services  actually  provided by the Executive to or on the behalf of, the Company and its  Subsidiaries  within the one-year period prior to the  termination of the  Executive's  employment with the Company.

                  "Subsidiary"  means, with respect to any Person, any corporation,  partnership,  association or other business entity of which (i) if a corporation,  a majority of the total voting power of shares of stock entitled  (without  regard to the occurrence of any  contingency) to vote in the election of directors,  managers or trustees  thereof is at the time owned or controlled,  directly or indirectly,  by that  Person  or one or  more  of the  other  Subsidiaries  of  that  Person  or a  combination  thereof,  or (ii) if a partnership,  limited  liability  company,  association  or other  business  entity,  a majority of the  partnership  or other  similar ownership  interest thereof is at the time owned or controlled,  directly or indirectly,  by any Person or one or more  Subsidiaries of that Person or a combination  thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority  ownership interest in a partnership,  limited  liability  company,  association  or other  business  entity if such Person or Persons shall be allocated a majority of partnership,  limited  liability  company,  association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, limited liability company, association or other business entity.

8.       Notices.  All notices,  demands or other  communications to be given or delivered under or by reason of the provisions of this
Agreement will be in writing and will be deemed to have been given when delivered  personally,  mailed by certified or registered mail, return receipt  requested and postage prepaid,  or sent via a nationally  recognized  overnight  courier,  or sent via facsimile to the recipient  (followed by telephone  confirmation to the receiving party).  Such notices,  demands and other  communications will be sent to the address indicated below:

                  To the Company and/or Holdings:

                           O'Sullivan Industries Holdings, Inc.
                           1900 Gulf Street
                           Lamar, MO  64759
                           Attention:  Vice President, General Counsel and Secretary
                           Facsimile:  (417) 682-8113

                           With a copy, which shall not constitute notice to the Company, to:

                           Kirkland & Ellis LLP
                           Citigroup Center
                           153 East 53rd Street
                           New York, NY  10022
                           Attention:  Kimberly P. Taylor, Esq.
                           Facsimile:  (212) 446-4900

                  To the Executive:

                           Robert Parker
                           Facsimile:  (678) 297-1875

                           With a copy, which shall not constitute notice to the Company, to:

                           Sutherland Asbill & Brennan
                           999 Peachtree Street, NE
                           Atlanta, GA  30309
                           Attention:  Herbert Short, Esq.
                           Facsimile:  (404) 853-8806

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

9.       Miscellaneous.

(a)      Severability.  Whenever  possible,  each provision of this Agreement will be interpreted in such manner as to be effective and valid under  applicable  law, but if any provision of this  Agreement is held to be invalid,  illegal or  unenforceable  in any respect under any  applicable  law or rule in any  jurisdiction,  such  invalidity,  illegality or  unenforceability  will not affect any other provision or any other  jurisdiction,  but this  Agreement  will be reformed,  construed and enforced in such  jurisdiction  as if such invalid, illegal or unenforceable provision had never been contained herein.

(b)      Complete  Agreement.  This Agreement,  the Executive Stock Agreement,  the  Stockholders  Agreement,  the Registration  Rights
Agreement and the Joinders to each of the Stockholders  Agreement and the Registration  Rights Agreement embody the complete  agreement and understanding among the parties and supersede and preempt any prior  understandings,  agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(c)      Counterparts.  This Agreement may be executed in separate  counterparts,  each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(d)      Successors and Assigns.  Except as otherwise  provided  herein,  this Agreement  shall bind and inure to the benefit of and be enforceable by the Executive,  the Company,  Holdings and their respective  successors and assigns (including subsequent holders of the
Executive  Shares);  provided,  that the rights and obligations of the Executive under this Agreement shall not be assignable except in connection with a permitted transfer of the Executive Shares hereunder.

(e)      Governing  Law. All questions  concerning the  construction,  validity and  interpretation  of this Agreement and the exhibits hereto will be governed by and construed in accordance  with the domestic laws of the State of New York,  without  giving effect to any choice of law or conflict of law  provision or rule (whether of the State of New York or any other  jurisdiction)  that would cause the application of the laws of any jurisdiction other than the State of New York.

(f)      Remedies.  The  Executive  acknowledges  and agrees that any breach or violation by him of any of the  covenants  and promises given by him in this Agreement will result in irreparable  injury to the Company and/or its  Subsidiaries and that in the event of such breach the amount of actual  damages may be difficult to calculate,  and that as a result the  Company's  remedy at law for such breach will be  inadequate.  The  Executive  further  acknowledges  that the  restrictive  covenants set forth in Sections 4, 5 and 6 are of a special,  unique,  unusual and extraordinary  character,  the loss of which cannot be adequately  compensated by damages.  Accordingly, the Executive  agrees that in the event of a breach or a threatened  breach by the Executive of any of the  provisions of Sections 4, 5 and 6, the Company and BRS, in addition  and  supplementary  to other rights and  remedies  existing in their  favor,  may apply to any court of law or equity of competent  jurisdiction  for specific  performance  and/or  injunctive or other relief in order to enforce or prevent  any  violations  of the  provisions  hereof  (without  posting a bond or other  security).  Each  party  shall  bear their own attorneys' fees and expenses of litigation incurred in connection with the enforcement of this Agreement.

(g)      Amendment and Waiver.  The provisions of this  Agreement may be amended and waived only with the prior written  consent of the
Company, the Executive and BRS.

(h)      Role of BRS.  BRS is not responsible for any of the obligations of the Company under this Agreement.

(i)      Acknowledgement  by  Executive.  The Executive  represents to the Company that he is  knowledgeable  and  sophisticated  as to business  matters,  including the subject matter of this Agreement,  that he has read this Agreement and that he understands its terms.
The Executive  acknowledges that, prior to assenting to the terms of this Agreement,  he has been given a reasonable time to review it, to consult with counsel of his choice,  and to negotiate at  arm's-length  with the Company as to the  contents.  The Executive and the
Company agree that the language used in this Agreement is the language  chosen by the parties to express their mutual intent,  and that no rule of strict construction is to be applied against any party hereto.

                                                               * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first written above.

                                                     O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                                     By:      /s/ Stuart D. Schotte
                                                              Name:Stuart D. Schotte
                                                              Title:Sr. Vice President of Operations and
                                                                    Acting Chief Financial Officer

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:      /s/ Stuart D. Schotte
                                                              Name:Stuart D. Schotte
                                                              Title:Sr. Vice President of Operations and
                                                                    Acting Chief Financial Officer

                                                              /s/ Robert Parker
                                                              ROBERT PARKER

                                                              Schedule 1

                                                Benefits provided by previous employer

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401K:                               100% match on first 3%
                                    50% match on next 2%
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Health:                             100% plan - $250 deductible
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----------------------------------- -------------------------------------
Dental:                             80/20
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Life Insurance:                     2xs salary - max at $800,000
----------------------------------- -------------------------------------
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Optional Life:                      $500,000 employee pay
----------------------------------- -------------------------------------
----------------------------------- -------------------------------------
Auto:                               $1,200/month (estimate)
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Deferred Comp Option
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Long-term Disability
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Accidental Death and
   Dismemberment Policy
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